Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
September 30, 2006
Table of Contents

REVIEW OF FINANCIAL TRENDS	3
CONSOLIDATED SELECTED AVERAGE BALANCES	5
CAPITALIZATION	6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	6
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	7
ASSET MANAGEMENT PERFORMANCE MEASURES	8
NATIONAL CITY MORTGAGE STATISTICS	8
FIRST FRANKLIN STATISTICS	9
DETAIL OF FIRST FRANKLIN RESULTS	10

Table of Contents (continued)
Mid-Quarter Update to Financial Supplement
SUMMARY OF PRESENTATION CHANGES
Presentation changes made to this Mid-Quarter Update to Financial Supplement are as follows:
First Franklin sale
On September 5, 2006, the Corporation announced an agreement to sell its First Franklin origination franchise and related servicing platform, as well as a portion of its retained First Franklin portfolio. A table has been added showing the results of operations of the First Franklin business components for the first six months of 2006.

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
Commercial loan balances continue to trend higher. At the same time, the residential real estate and home equity line of credit portfolios are experiencing net declines due to the ongoing “originate-and-sell” strategy for certain of these assets. As a result, overall loan portfolio balances and average earning assets will likely show a linked-quarter decline. Management expects that third quarter net interest margin will be relatively flat, and that net interest income will be slightly below that of the second quarter.
Loan Sales and Servicing
Gain-on-sale margins at National City Mortgage have been improving, aided by changes in product mix and a greater emphasis on retail origination. On an operating basis, third quarter profits in this business are expected to be higher than those of either the first or second quarter. Gain-on-sale margins at First Franklin have been steady. At National Home Equity, two home equity line sales totaling approximately $1.3 billion occurred in the third quarter through August, and a third one of approximately $900 million is scheduled for September. Three home equity loan sales totaling approximately $570 million have occurred through August, and two more totaling approximately $500 million are expected in September. Gross gain on sale margins for the third quarter are estimated at around 3 percent for lines of credit, and between 2 percent and 3 percent for loans.

Mortgage servicing right (MSR) net hedging results were modestly positive through the first two months of the quarter.
Other Fee Income and Noninterest Expense
No unusual fee income or noninterest expense trends are evident through July and August. Deposit service charge income trends continue to be positive. Year-to-date noninterest expenses are flat with the prior year. No significant or unusual income or expense items are anticipated for the third quarter.
Credit Quality
Commercial and consumer credit quality trends are stable and in line with recent periods. Net charge-offs are expected to be comparable with those of the second quarter.
Capital
In July and August, a total of 2.3 million shares were repurchased in the open market. An additional 600,000 shares were repurchased through September 12. Share repurchase activity over the remainder of the year will be limited due to restrictions arising from pending acquisition transactions.
Other
On September 5, 2006, the Corporation announced an agreement to sell its First Franklin origination franchise and related servicing platform for a $1.3 billion purchase price. That transaction will result in an estimated pre-tax gain of approximately $1 billion, or around $1.00 per share after tax upon closing in the fourth quarter. Separately, the Corporation also agreed to sell approximately $5.6 billion of uninsured First Franklin originated mortgage loans from its loan portfolio for a modest premium. That sale should also close in the fourth quarter. These loans will be moved into the held-for-sale category in September. Following that sale, approximately $10 billion of First Franklin loans would remain in portfolio, nearly all of which are covered by some form of credit risk protection, either loan level lender paid mortgage insurance or a credit default swap. Management will continue to consider strategic options for the remaining portfolio, including sale, securitization, or ongoing retention and run-off over time.
The Corporation’s pending acquisition transactions, Harbor Federal of Fort Pierce, Florida, and Fidelity Bancshares of West Palm Beach, are proceeding according to their original timetables. Subject to shareholder and regulatory approvals, Harbor is expected to close late in the fourth quarter, and Fidelity early in the first quarter of 2007.

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005

ASSETS
Available for sale securities, at cost	$7,915	$7,810	$7,854	$7,889	$7,661	$7,635	$7,744	$7,779	$7,796	$7,698	$7,478	$7,409	$7,447

Portfolio loans:
Commercial	$29,514	$29,530	$29,045	$28,656	$28,429	$27,644	$27,447	$27,355	$27,437	$27,586	$27,326	$27,437	$27,375
Commercial construction	3,739	3,636	3,585	3,520	3,415	3,410	3,456	3,414	3,340	3,295	3,202	3,077	3,058
Commercial real estate	12,015	12,172	12,197	12,119	11,981	11,922	11,964	12,175	12,254	12,064	12,138	12,036	12,142
Residential real estate	30,203	30,706	31,368	31,842	32,225	32,890	33,118	32,774	32,672	32,809	32,882	33,459	33,872
Home equity lines of credit	15,696	15,784	16,798	17,070	17,400	20,524	20,932	21,477	21,435	21,345	22,630	22,450	22,180
Credit card and other unsecured lines of credit	2,645	2,610	2,577	2,529	2,479	2,484	2,505	2,555	2,519	2,436	2,453	2,421	2,409
Other consumer	5,283	5,234	5,902	6,033	6,101	6,050	6,057	5,978	5,678	5,771	7,990	7,934	7,704

Total portfolio loans	$99,095	$99,672	$101,472	$101,769	$102,030	$104,924	$105,479	$105,728	$105,335	$105,306	$108,621	$108,814	$108,740

Loans held for sale or securitization:
Commercial	$52	$50	$100	$66	$39	$13	$11	$11	$14	$33	$27	$17	$25
Commercial real estate	92	90	107	108	213	136	47	73	121	174	72	49	66
Residential real estate:
National City Mortgage	5,674	5,830	5,850	5,825	5,605	5,220	5,327	6,014	6,784	7,069	7,442	8,271	8,334
First Franklin	3,799	3,745	3,133	2,693	2,481	2,278	2,061	2,603	2,642	2,920	3,408	3,314	2,688
National Home Equity	775	471	652	592	427	258	124	—	—	—	—	—	—

Total residential real estate loans held for sale	10,248	10,046	9,635	9,110	8,513	7,756	7,512	8,617	9,426	9,989	10,850	11,585	11,022
Automobile loans	—	—	—	—	—	—	—	—	—	2,178	—	—	—
Credit card loans	—	—	—	—	—	398	425	425	415	207	—	—	426
Home equity lines of credit	2,928	2,736	3,746	3,574	3,055	407	613	—	—	—	47	—	—
Student loans	18	12	4	3	4	4	4	4	4	3	4	8	6

Total loans held for sale or securitization	$13,338	$12,934	$13,592	$12,861	$11,824	$8,714	$8,612	$9,130	$9,980	$12,584	$11,000	$11,659	$11,545

LIABILITIES
Deposits:
Noninterest bearing	$16,804	$16,818	$16,960	$16,861	$17,355	$16,830	$16,607	$16,844	$17,606	$17,809	$17,844	$18,336	$18,905
NOW and money market accounts	28,842	28,771	28,865	28,731	29,023	28,603	28,201	28,282	28,401	28,115	27,963	28,046	28,237
Savings accounts	1,895	1,960	2,012	2,038	2,077	2,098	2,089	2,128	2,172	2,185	2,211	2,250	2,303
Consumer time	22,025	21,826	21,671	21,534	21,188	20,959	20,684	20,574	20,370	20,115	19,688	19,567	19,332

Core deposits	69,566	69,375	69,508	69,164	69,643	68,490	67,581	67,828	68,549	68,224	67,706	68,199	68,777
Other	5,259	5,095	5,249	6,167	6,136	6,453	6,553	6,612	6,863	6,753	7,253	7,352	7,105
Foreign	9,232	8,469	8,696	7,383	6,478	6,771	8,976	9,709	7,729	9,479	9,510	8,680	9,612

Total deposits	$84,057	$82,939	$83,453	$82,714	$82,257	$81,714	$83,110	$84,149	$83,141	$84,456	$84,469	$84,231	$85,494

Federal funds borrowed and security repurchase agreements	$6,625	$6,130	$5,759	$4,773	$4,811	$5,684	$5,891	$6,988	$7,541	$8,986	$7,953	$7,645	$8,200
Borrowed funds	1,846	1,772	2,373	3,602	2,298	1,968	2,635	1,981	3,059	2,401	3,124	3,585	1,514
Long-term debt	29,132	31,648	32,925	32,940	33,402	33,128	31,374	30,622	31,452	31,394	32,501	33,105	33,094

Memo:
Noninterest bearing escrow balances	$4,273	$4,343	$4,218	$4,006	$4,031	$3,824	$3,620	$3,506	$4,136	$4,346	$4,555	$4,790	$5,157
Interest bearing escrow balances	134	148	144	139	133	134	135	140	139	135	134	132	152
Noninterest bearing deposits excluding escrow balances	12,531	12,475	12,742	12,855	13,324	13,006	12,987	13,338	13,470	13,463	13,289	13,546	13,748
Core deposits excluding escrow balances	65,159	64,884	65,146	65,019	65,479	64,532	63,826	64,182	64,274	63,743	63,017	63,277	63,468

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005

COMMON STOCK ROLLFORWARD
Beginning balance	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6
Shares issued under stock award plans	.2	.6	.9	1.9	.8	.9	1.3	.9	.5	.4	.1	.4	.7
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	—	—	—	—	—	.4
Shares repurchased under repurchase authorizations	(1.7)	(.6)	(5.6)	(1.2)	(.9)	(1.0)	(4.4)	(2.1)	(.4)	(4.6)	(9.7)	(6.3)	(3.9)
Shares exchanged for stock award plans	(.1)	(.2)	(.1)	(.3)	(.4)	(.2)	(.4)	—	(.1)	(.1)	—	—	(.1)
Other	—	—	—	—	—	—	—	—	—	—	—	—	.1

Ending Balance	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	1.7	.6	5.6	1.2	.9	1.0	4.4	2.1	.4	4.6	9.7	6.3	3.9
Average price per share of repurchased common shares	$36.32	$36.31	$36.12	$37.00	$34.92	$34.62	$34.05	$33.96	$33.78	$32.70	$32.64	$34.79	$36.12
Total cost	$62.4	$22.3	$204.3	$44.4	$30.6	$35.8	$149.6	$70.7	$14.0	$150.4	$315.5	$216.2	$142.4
Common shares remaining under authorization	16.1	17.8	18.4	24.0	25.2	26.1	27.1	31.5	33.6	34.0	38.6	8.3	14.6

Shares outstanding:
Average basic	603.7	605.1	608.9	610.3	609.8	609.6	610.9	615.1	615.1	615.7	623.8	633.0	637.3
Average diluted	611.9	613.3	617.5	619.4	617.7	617.7	618.6	622.7	622.8	622.8	630.4	641.6	646.5
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005

Line of business staff:
Consumer and Small Business Financial Services	12,787	12,807	12,780	12,481	12,494	12,488	12,418	12,437	12,315	12,274	12,359	12,700	12,916
Wholesale Banking	2,405	2,360	2,359	2,364	2,369	2,377	2,373	2,409	2,415	2,425	2,416	2,415	2,415
National City Mortgage	6,860	6,937	7,088	7,268	7,344	7,305	7,345	7,352	7,673	7,703	7,749	7,831	7,929
National Consumer Finance
First Franklin Financial Corporation	2,446	2,441	2,451	2,390	2,390	2,406	2,432	2,412	2,571	2,676	2,681	2,716	2,733
National City Home Loan Services	573	567	579	560	554	518	510	517	510	510	447	442	437
National Home Equity	435	436	469	468	474	484	488	494	503	504	507	514	526
Other(2)	71	77	78	128	129	133	133	134	138	146	147	149	150

Total National Consumer Finance	3,525	3,521	3,577	3,546	3,547	3,541	3,563	3,557	3,722	3,836	3,782	3,821	3,846
Asset Management	1,505	1,513	1,518	1,525	1,532	1,520	1,511	1,502	1,506	1,526	1,519	1,518	1,538

Corporate support staff(3)	6,609	6,600	6,629	6,599	6,576	6,617	6,596	6,602	6,639	6,706	6,763	6,848	6,931

Total Employees	33,691	33,738	33,951	33,783	33,862	33,848	33,806	33,859	34,270	34,470	34,588	35,133	35,575

(1)	Represents period-end, active, full-time equivalent employees

(2)	Includes National City Warehouse Resources and National Recreation Finance

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005

Average Total Deposits(1)	$56,410	$56,493	$56,568	$56,026	$56,028	$55,498	$54,770	$54,694	$54,949	$54,461	$53,910	$53,908	$53,891

DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$2,988	$3,060	$3,095	$3,123	$3,306	$3,252	$3,210	$3,147	$3,135	$3,096	$3,136	$3,187	$3,192
Number of accounts(3)	1,729	1,720	1,717	1,711	1,715	1,726	1,733	1,737	1,737	1,747	1,759	1,765	1,770

Interest Bearing Checking
Average total balance	$8,037	$8,075	$8,136	$8,110	$8,326	$8,098	$7,929	$8,010	$8,035	$7,900	$7,852	$7,869	$7,888
Number of accounts(3)	1,095	1,075	1,061	1,044	1,025	1,008	991	979	969	961	947	938	922

Money Market Savings
Average total balance	$13,756	$13,783	$13,852	$13,793	$13,697	$13,683	$13,556	$13,481	$13,376	$13,261	$13,259	$13,349	$13,538
Number of accounts(3)	933	905	888	869	851	836	815	794	779	768	757	748	739

Regular savings
Average total balance	$1,652	$1,717	$1,764	$1,793	$1,819	$1,833	$1,815	$1,839	$1,864	$1,896	$1,924	$1,956	$2,011
Number of accounts(3)	563	574	583	591	599	607	616	624	634	642	652	663	673

Business Deposits:
Average total balance	$8,570	$8,641	$8,659	$8,336	$8,289	$8,285	$8,200	$8,324	$8,773	$8,772	$8,653	$8,583	$8,499
Number of accounts(3)	400	396	395	394	392	390	388	387	387	387	386	385	383

Time Deposits:
Average total balance	$21,303	$21,120	$20,971	$20,774	$20,506	$20,259	$19,980	$19,828	$19,692	$19,475	$19,031	$18,916	$18,710
Number of accounts(3)	1,054	1,048	1,039	1,038	1,032	1,022	1,013	1,007	1,005	1,004	996	985	990

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	3,074	2,531	2,491	2,421	1,966	2,702	3,853	1,792	1,854	1,879	2,148	1,939	3,556
Other(5)	2,331	2,098	2,057	2,264	1,689	1,570	1,022	997	879	969	1,075	1,253	1,673
Home equity and other lines of credit	6,720	5,087	6,541	6,577	6,912	6,193	4,581	4,157	5,044	5,527	6,466	7,326	7,016

Total consumer loan originations	12,125	9,716	11,089	11,262	10,567	10,465	9,456	6,946	7,777	8,375	9,689	10,518	12,245

BANK BRANCHES AND OTHER
Total bank branches	1,254	1,248	1,245	1,243	1,231	1,230	1,230	1,227	1,220	1,220	1,221	1,217	1,216
ATMs	1,957	1,960	1,968	1,967	1,954	1,949	1,945	1,938	1,935	1,934	1,933	1,930	1,933
Online banking customers	1,539,606	1,492,613	1,462,992	1,421,577	1,390,907	1,359,249	1,328,120	1,298,121	1,276,855	1,261,859	1,242,613	1,224,089	1,197,112

(1)	Restated to reflect the reassignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$58,736	$59,217	$61,230	$62,131	$62,669	$66,748	$66,047	$65,010	$64,290	$63,914	$65,084	$64,831	$64,298
Estimated change due to market impact	963	446	(551)	(594)	452	939	6	1,039	316	1,146	(488)	243	(122)
Other activity, net	45	(927)	(1,462)	(307)	(990)	(5,018)	695	(2)	404	(770)	(682)	10	655

Value at end of period	59,744	58,736	59,217	61,230	62,131	62,669	66,748	66,047	65,010	64,290	63,914	65,084	64,831

Non-managed assets:
Value at beginning of period	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020
Estimated change due to market impact	8	839	(168)	(192)	456	306	(14)	934	269	896	(713)	(299)	(159)
Other activity, net	(22)	698	(204)	421	(70)	4,372	(133)	(197)	252	(213)	108	11	(422)

Value at end of period	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439

Total assets at end of period	$109,528	$108,534	$107,478	$109,863	$110,535	$110,687	$110,088	$109,534	$107,760	$106,519	$105,460	$107,235	$107,270

Proprietary mutual fund assets (included above)	$11,879	$11,672	$11,848	$11,833	$11,828	$12,198	$12,078	$12,040	$12,213	$11,567	$11,653	$11,900	$11,953
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005

ORIGINATION AND SALES DATA
Applications(1)	$6,462	$5,361	$5,979	$6,508	$6,017	$7,137	$5,517	$5,648	$4,579	$6,029	$6,330	$7,244	$8,023

Percentage of applications represented by refinances	52%	48%	46%	46%	45%	47%	49%	53%	53%	50%	53%	55%	52%

Originations:
Retail	$2,439	$2,225	$2,625	$2,571	$2,294	$2,398	$1,994	$1,803	$2,253	$2,462	$2,710	$2,828	$3,378
Wholesale	1,318	1,030	1,343	1,336	1,260	1,438	1,138	1,107	1,444	1,392	1,790	2,118	2,705
Less: loan originations for other units(NHE) and portfolio	(402)	(366)	(404)	(408)	(427)	(430)	(373)	(334)	(395)	(423)	(465)	(460)	(584)

Total originations for sale	$3,355	$2,889	$3,564	$3,499	$3,127	$3,406	$2,759	$2,576	$3,302	$3,431	$4,035	$4,486	$5,499

Percentage of originations represented by refinances	48%	47%	43%	46%	48%	50%	55%	55%	48%	51%	54%	51%	53%

Loan Sales:
Loans sold servicing retained	$2,325	$2,504	$2,868	$2,549	$2,167	$2,198	$3,028	$3,010	$3,347	$2,863	$4,579	$4,558	$4,382
Loans sold servicing released	463	316	235	237	266	258	161	108	202	242	164	177	159

Total loan sales	$2,788	$2,820	$3,103	$2,786	$2,433	$2,456	$3,189	$3,118	$3,549	$3,105	$4,743	$4,735	$4,541

SERVICING DATA
Mortgage loans serviced for third parties	$161,653	$160,895	$161,096	$160,652	$160,777	$160,983	$161,380	$160,441	$159,580	$159,040	$159,230	$158,039	$157,067

(1)	Includes loans originated for sale and to be held in portfolio

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN STATISTICS(1)
($ in millions)

	August	July	June	May	April	March	February	January	December	November	October	September	August
	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005

ORIGINATION AND SALES DATA
Applications(2)	$4,707	$4,033	$4,583	$4,137	$3,348	$3,633	$3,233	$3,123	$3,605	$3,711	$4,100	$4,737	$4,811

Originations:
Total loan originations	$2,891	$2,481	$2,696	$2,290	$1,790	$2,036	$1,777	$1,765	$2,327	$2,203	$2,580	$2,764	$3,005
Less: portfolio loan originations	(1)	—	(1)	—	—	(222)	(199)	(459)	(223)	(654)	(560)	(295)	(319)

Total originations for sale	$2,890	$2,481	$2,695	$2,290	$1,790	$1,814	$1,578	$1,306	$2,104	$1,549	$2,020	$2,469	$2,686

Percentage of originations represented by refinances	28%	27%	24%	27%	29%	31%	34%	36%	32%	33%	33%	27%	29%

Weighted-average note rate	8.42%	8.39%	8.29%	8.29%	8.23%	8.19%	8.14%	8.10%	8.00%	7.83%	7.52%	7.37%	7.25%
Weighted-average credit score(3)	649	651	652	649	653	654	651	652	655	652	654	657	658

Sales to third parties:
Loans sold servicing retained	—	$2,649	$464	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415
Loans sold servicing released	$868	—	1,928	—	—	—	—	—	—	—	—	—	—

Total Loan sales	$868	$2,649	$2,392	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415

Total loan sale revenue	$12	$42	$59	$25	$29	$26	$23	$11	$29	$18	$23	$7	$14

PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$15,326	$16,000	$16,583	$17,281	$17,918	$18,254	$18,693	$18,774	$18,681	$18,801	$19,046	$19,490	$19,947
Weighted-average note rate	7.53%	7.51%	7.48%	7.45%	7.41%	7.34%	7.29%	7.25%	7.18%	7.12%	7.04%	6.97%	6.89%
Weighted-average loan size	$101,908	$102,390	$102,939	$103,645	$104,339	$106,513	$108,389	$109,371	$110,417	$111,752	$113,700	$116,404	$119,340
Weighted-average credit score(3)(5)	644	644	645	645	647	647	647	646	652	652	652	652	652
First-lien weighted-average loan-to-value ratio(6)	77.19%	77.25%	77.31%	77.37%	77.44%	77.48%	77.55%	77.57%	77.57%	77.58%	77.60%	77.66%	77.71%

SERVICING DATA
Mortgage loans serviced for third parties	$24,952	$25,521	$23,288	$23,287	$22,021	$20,232	$19,391	$18,266	$16,909	$15,105	$13,799	$10,958	$7,895

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Includes loans originated for sale and to be held in portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	These loans are retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

Unaudited
National City Corporation
Monthly Financial Trends
DETAIL OF FIRST FRANKLIN RESULTS
For the Six Months Ended June 30, 2006
(In thousands)

	First Franklin
	Origination
	and Sales(1)	NCHLS(2)	Eliminations(3)	Total

Net Interest Income	$30,605	$213,233	$120,433	$364,271
Provision for credit losses	643	12,630	—	13,273

Net interest income after provision	29,962	200,603	120,433	350,998
Noninterest income	185,017	35,710	(22,149)	198,578
Noninterest expense	153,095	89,618	(31)	242,682

Income before taxes	61,884	146,695	98,315	306,894
Income tax expense and TE adjustment	23,392	55,451	37,163	116,006

Net income	$38,492	$91,244	$61,152	$190,888

(1)	Represents the results of First Franklin origination and sales activities, including both intercompany and external sales.
(2)	Represents income and expenses associated with the retained First Franklin portfolio, as well as loans serviced for third parties.
(3)	Represents eliminations of intercompany gain on sale between First Franklin and National City Home Loan Services (NCHLS) and related amortization of intercompany premiums.